Exhibit 99.2

SEVERE ORAL MUCOSITIS (SOM) MITIGATION BY GENETICALLY MODIFIED LACTOCOCCUS LACTIS BACTERIA (LLB) PRODUCING HUMAN TREFOIL FACTOR 1 (hTFF1; AG013) IN PATIENTS BEING TREATED WITH CONCOMITANT CHEMORADIATION (CRT) FOR ORAL AND OROPHARYNGEAL CANCERS (OCOPC) Suraj Singh1, Sandra Nuyts2, Robert Doline3, Suma Satti4, Matthew Schwartz5, Stephen Thatcher6, Yuhchyau Chen7, Sanford Katz8, James Wade9, Madhur Garg10, Jill Wagemans11, Pol Specenier12, Claus Wittekindt13, Lip Lee14, John Riefler15, Stephen Sonis16, Michael Emanuel17, Fiona Cilli17, Alan Joslyn17 ABSTRACT METHODS GENETICALLY MODIFIED BACTERIAL SYSTEM CLINICAL STUDY SITES BACKGROUND: SOM is a devasting consequence of CRT. hTFF1 is a naturally occurring Primary efficacy endpoint: • Convenient, flavored oral rinsing solution composed of genetically modified Lactococcus United States Cardinal Bernardin Cancer Center Germany proteinthatcanprotectthemucosa.LLBweregeneticallymodified(GM)toproducehTFF1, 200 patients Duration (in days) of severe OM lactis (non-pathologic food grade bacterium) engineered to deliver mucosal protectant Maywood, IL with OC, OFC, HFC (WHO grades 3 (unable to eat) & Decatur Memorial Hospital Ford Health System University Hospital Freiburg    formulated as an oral rinse and attenuated SOM in patients receiving chemotherapy. The human Trefoil Factor 1 (hTFF1) to mucosal tissues Henry    4 (unable to drink)) Decatur, IL Detroit, MI Freiburg GM LLB lack all necessary components for survival and multiplication. The objective Sample size consideration: • Trefoil Factors (TFF’s) are a class of peptides involved in protecting mucosal tissues Montefiore Medical Center Helen F. Graham Cancer Center Hospital Kassel of this ongoing Phase 2 trial is to assess the safety and efficacy of AG013 as a SOM 160 evaluable patients (80/group) against damage and in subsequent repair Bronx, NY Newark, DE Kassel AG013 provides 80% power to detect intervention. Placebo Randomization 2x10” CFU/15mL East Carolina University School of Huntsman Cancer Hospital Helios Amper Hospital    5-day difference between groups Dental Medicine Dachau T/D 1:1 TID • Cost effective (low COGs) rinse provides daily continuous oropharyngeal coverage with Salt Lake City, UT with respect to severe OM Greenville, NC Topical METHODS: This is a double-blind, randomized, placebo-controlled trial recruiting ~200 OM secondary endpoints: L. lactis producing hTFF1 during entire cancer treatment regimen Cancer Care Northwest Baylor Scott & White Medical Center Saarbruecken Caritas Klinikum —Temple, Vasicek Cancer Treatment patients with OCOPC at 48 sites (US and Europe). Patients (PTS) receive cumulative RT Number of OM free (WHO grades 1 Spokane Valley, WA Center    & 2) days, time to onset, use of pain CaroMont Regional Medical Center Temple, TX Regensburg University Hospital Regensburg    (cumRT) between 50 Gy – 72 Gy, 2.0-2.2 Gy QD + QW/Q3W cisplatin. At least two mucosal 160-180 medication, alteration in cancer 1 2 3 4 5 Gastonia, NC Temple University Hospital,    sites at risk of SOM receive minimal cumRT of 50 Gy. PTS are randomized 1:1 to receive Evaluable regimens; emergency room visits University Hospital Schleswig- Radiation Oncology for SOM Ochsner Medical Center Philadelphia, PA Holstein    placebo or AG013 [LLB strain sAGX0085 engineered to secrete hTFF1 (2x1011 CFU/15 New Orleans, LA Kiel mL tid)] starting on CRT day 1 and continuing 2 weeks post-CRT. Beginning on CRT day St. Vincent Anderson Regional, Tacoma, MultiCare WA Health System Cancer Center HELIOS Krefeld Hospital Krefeld    1 and continuing Q2W until resolution, OM is assessed by trained assessors and scores First day RT Last day RT 15d Anderson, IN assigned centrally. The primary and secondary efficacy endpoints are SOM duration Center University    of Michigan Medical Norton Cancer Institute, Marburg University GmbH Hospital    Giessen and Screening phase Active Short-term FU Long-term FU Multidisciplinary Clinic    and incidence (WHO criteria). AEs are described by NCI-CTCv4. A DSMB performed a Ann Arbor, MI Louisville, KY Giessen ≤ 4 week treatment phase 4 weeks 12 months safety analysis following accrual of the first 24 PTS. Tumor response to CRT is evaluated AG013 delivers The bacteria is freeze- Patient mixes powder Patient swishes for 30 This activity promotes Columbus Regional Research University Hospital Johannes    hTTF1 via genetically dried into vials with a raspberry- seconds after every a protein called trefoil Institute Columbus,    GA Belgium Gutenberg—University of Mainz for 1-year post CRT. modified lactococcus flavored solution meal factor, which regrows Mainz the oral lining University Hospitals Leuven,    UPDATED GLOBAL ENROLMENT STATUS Willis-Knighton Cancer Center University Hospital Jena, Department RESULTS: 71 PTS have been randomized across 48 study sites. Complete OM data are Shreverport, LA Campus Leuven Gasthuisberg of Otorhinolaryngology    Jena available for 42 PTS for whom blinded evaluation (active and placebo) demonstrated an Comprehensive Cancer Centers of    Patient Status Total/Actual 250 35 Nevada-Henderson Jules Bordet Institute University Hospital Aachen, overall SOM incidence of 52%. SOM was noted at 81 of 547 visits (14.8%). 25 PTS have Pre-screened pending 5 USA + 1 GER + 1 BEL + 2 UK Henderson, NV Brussels Department of Otorhinology and    Pt screened planned 30 Screened 189 Plastic Surgery    stopped active treatment; 2 for non-compliance, 5 for AEs, and 18 lost to follow-up or 200 Pt screened act Ohio State University Comprehensive University Hospital Antwerp (UZA)    Currently in screening 9 Aachen    Pt exp enrolled Cancer Center—Arthur G. James Edegem Screen failure 30 (15.87%) 25 unwilling or unable to conform to the protocol. Unexpected SAEs were noted in 9 PTS.    Pt actual enrolled Enrolled 151 (75.5)% Cancer Hospital University Medical Center, Center for    Pt exp enrolled cumulative St. Maarten General Hospital    Randomized & treated 72 (line) 150 EFFICACY AND DISCONTINUATIONS Columbus, OH Radiology, Clinic for Radiotherapy    No study drug-associated cases of bacteremia or sepsis were seen. DSMB review after    Pt actual enrolled cumulative 20 Mechelen Completed treatment 50 Rostock the first 24 PTS concluded that there were no contraindications to study continuance. UPMC Shadyside Hospital    Charleroi Grand Hospital (GHDC) cumulative 15 Pittsburgh, PA Hannover Medical School, Pts 100 (bars) Charleroi Department of Radiation Oncology    Country Enrolment # • Evaluation of blinded data which included Adverse Event % of Adverse Events Orlando Health, Inc.    CONCLUSIONS: Observations based on blinded data suggest that AG013 offers a Belguim 10 10 Anaemia 5% Orlando, FL UCL Namur University Hospital, Hannover Germany 25 50 any patient with SOM after week 1 and Site Sainte-Elisabeth University Hospital Magdeburg safe, well-tolerated, and potentially efficacious platform to deliver an effective protein WBC count decreased 6% UK 5 5 University of Connecticut Health Namur A.o.R., Clinic for Radiotherapy    intervention for SOM mitigation. USA 111 those who received a cumulative dose of 55 Sepsis 0% * Center    TOTAL 151 Anorexia 5% Magdeburg 0 0 Gy (week 6) demonstrated an overall SOM Farmington, CT UK Jul-18 Aug-18 Sep-18 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Fatigue 14% University Hospital Mannheim,    incidence of 47% University of Rochester Medical ENT Clinic Confusion 1% Center The Christie NHS Foundation Trust    Abdominal distention 0% GMannheim • SOM was noted in 110 of 842 visits (13.1%) Rochester, NY Manchester Abdominal pain 0% Ludwig Maximilians University evaluable visits Constipation 12% Renown Regional Medical Center Truro Royal Cornwall Hospital Hospital, Campus Grosshadern, Reno, NV Department of Radiotherapy and Nausea 22%** • 41 of 151 (27%) have discontinued: Diarrhea 7% University of Texas MD Anderson Glasgow Beatson West of Scotland Munich Radiation Oncology    BACKGROUND Dysguesia 10% Cancer Center Glasgow Cancer Center —6: protocol non-compliance Dyspepsia 8% Houston, TX Clinics Maria Hilf GmbH—Hospital St.    - 7: adverse events Odynophagia 2% University of Virginia Cancer Center London Guy’s Hospital Franziskus, Moenchengladbach Clinic for Radiotherapy    Acute kidney disease 2% Charlottesville, VA London • Severe oral mucositis (SOM) is a common, debilitating, treatment-disruptive, and costly side effect of concomitant chemoradiation—5: administrative reasons Cough 4% Plymouth Derriford Hospital    Northwell Health Cancer Institute /    regimens (CRT) used for the treatment of head and neck cancers. Acute pulmonary embolism 0% Center for Novel Cancer Therapeutics Devon—23: withdrew consent including lack Lake Success, NY • There is no approved intervention for the prevention and/or treatment of CRT-related SOM. of efficacy * Unrelated to IMP Norton Cancer Institute, ** 17% possibly related to IMP Multidisciplinary Louisville, KY Clinic    • Human trefoil factor (hTFF) is a naturally occurring protein which protects the gastrointestinal mucosa from chemotherapy- and radiotherapy-induced injury (Beck PL et al. Gastroenterology 2004; 126:796-808). • AG013 provides a topically applied formulation in which genetically modified non-pathogenic bacteria (Lactococcus lactis) is programmed to produce therapeutic levels of hTFF1 to mucosal tissues. • Results of a Phase 1b clinical trial of AG013 in patients receiving stomatotoxic chemotherapy-based induction therapy CONCLUSIONS REFERENCES: demonstrated a reduction in mucositis duration and use of mucositis-related health-resources (Limaye SA et al. Cancer 2013; 119:4268-76). 1. Beck PL, et al. Chemotherapy- and radiotherapy-induced intestinal damage is regulated by intestinal trefoil factor.    Observations based on blinded data suggest that AG013 offers a safe, well-tolerated, Gastroenterology 2004; 126: 796-808. • Objective: The objective of this ongoing Phase 2 trial is to assess the safety and efficacy of AG013 in mitigating severe oral 2. Limaye SA, et al. Phase 1b, multicenter, single blinded, placebo-controlled, sequential dose escalation study to assess the    mucositis in patients receiving concomitant chemoradiation for the treatment of oral and oropharyngeal cancers. and potentially efficacious platform to deliver an effective protein intervention for SOM safety and tolerability of topically applied AG013 in subjects with locally advanced head and neck cancer receiving induction mitigation. chemotherapy. Cancer 2013; 119: 4268-76.